UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 11, 2016

Fifth Street Finance Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-33901	26-1219283
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 West Putnam Avenue, 3rd Floor, Greenwich, CT	06830
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (203) 681-3600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Rule 14a-8 under the Securities Exchange Act of 1934, as amended, relating to stockholder proposals provides that stockholders who wish to make a proposal under the Rule must submit such proposal no later than 120 days before the anniversary of the prior year’s proxy statement release to stockholders. The 2016 proxy statement of Fifth Street Finance Corp. (the “Company”) was released to stockholders on March 11, 2016, but the date that it specified for the submission of stockholder proposals for possible inclusion in the Company’s 2017 proxy statement was inadvertently noted as November 2, 2016. That date should have read November 11, 2016. Accordingly, the Company will not assert untimeliness in respect of any Rule 14a-8 stockholder proposal received by the Company on or before November 11, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIFTH STREET FINANCE CORP.

Date: October 11, 2016	By:	/s/ Kerry S. Acocella
Name: Kerry S. Acocella Title: Chief Compliance Officer